Exhibit 99.1

Blue Apron Announces Closing of Capital Raise

NEW YORK, November 4, 2021- Blue Apron Holdings, Inc. (NYSE: APRN) announced today the closing of its previously announced $78.0 million equity capital raise. The subscription period of the rights offering expired at 5:00 p.m., Eastern Time, on October 28, 2021.

“Over the last two years, we worked diligently to execute our business strategy, with a focus on product variety and providing a great customer experience,” said Linda Findley, Blue Apron’s President and Chief Executive Officer. “Now, with this capital raise, we plan to build on that foundation through product innovation and effective marketing tactics to attract new customers and retain our current ones.”

In accordance with the terms of the rights offering, approximately 6.7 million subscription rights were exercised for aggregate gross proceeds of $12.3 million, resulting in the issuance of (i) 1,234,187 shares of Class A common stock, (ii) warrants to purchase approximately 987,645 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase approximately 493,822 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase approximately 246,911 shares of Class A common stock at an exercise price of $20.00 per share.

Under the terms of the previously announced purchase agreement with RJB Partners LLC and Matthew B. Salzberg, dated September 15, 2021, RJB Partners LLC purchased $62.7 million of securities on the same terms as the rights offering, including the remaining $32.7 million of securities offered in the rights offering. This resulted in the issuance of (i) 6,265,813 shares of Class A common stock, (ii) warrants to purchase approximately 5,012,354 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase approximately 2,506,177 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase approximately 1,253,088 shares of Class A common stock at an exercise price of $20.00 per share.

Total net proceeds of the capital raise are approximately $73.5 million. Blue Apron intends to use the net proceeds for working capital and general corporate purposes, including to accelerate its growth strategy to drive new customers and associated revenue growth, to build a framework to establish an Environmental Social and Governance program, and to increase wages, benefits and training for its hourly employees.

Following the completion of the capital raise, the company has a total of approximately 31.6 million shares of its common stock outstanding, excluding the number of shares issuable upon the future exercise of outstanding warrants.

A registration statement on Form S-3 (File No. 333-259677) relating to the rights offering was filed with and declared effective by the Securities and Exchange Commission (the “SEC”). The rights offering was made only by means of a prospectus, copies of which can be accessed through the SEC’s website at www.sec.gov. Additional information regarding the rights offering is set forth in the prospectus filed with the SEC.

About Blue Apron

Blue Apron’s vision is “better living through better food.” Launched in 2012, Blue Apron offers fresh, chef-designed recipes that empower home cooks to embrace their culinary curiosity and challenge their abilities to see what a difference cooking quality food can make in their lives. Through its mission to spark discovery, connection and joy through cooking, Blue Apron continuously focuses on bringing incredible recipes to its customers, while minimizing its carbon footprint, reducing food waste, and promoting diversity and inclusion.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding the use of proceeds from the capital raise, the company’s plans for adopting certain environmental, sustainability and governance changes in connection with the capital raise, and the company’s plans, strategies, and prospects for its business. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “hope,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including, but not limited to the company’s ability, including the timing and extent, to successfully support the acceleration and execution of its growth strategy, cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy and the COVID-19 (coronavirus) pandemic, and its ability to continue to expand its direct-to-consumer product offerings, and to execute operational efficiency practices; its expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain profitability; changes in consumer behaviors that could lead to declines in demand, including as the COVID-19 pandemic’s impact on consumer behavior, such as frequency of travel, continues to taper; its ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages; its expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; its ability to effectively compete; its ability to maintain and grow the value of its brand and reputation; its ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; general changes in consumer tastes and preferences or in consumer spending, including as a result of inflation or other negative economic factors, whether as a result of the COVID-19 pandemic or otherwise; any material and adverse impact of the COVID-19 pandemic on its operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, or supply chain or carrier interruptions or delays; its ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy; its ability to comply with modified or new laws and regulations applying to its business; its ability to achieve its environmental, sustainability and corporate governance goals and to adopt its planned corporate governance reforms, in the anticipated timeframe or at all; its vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; its ability to obtain and maintain intellectual property protection; and other important risk factors set forth under the caption “Risk Factors” in the Form S-3 filed with the SEC, in Blue Apron’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and in any other subsequent filings made with the SEC by Blue Apron. Any forward-looking statements contained in this press release speak only as of the date hereof, and Blue Apron specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact

Muriel Lussier

Blue Apron

muriel.lussier@blueapron.com

Investor Contact

investor.relations@blueapron.com